UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): December 30, 2005

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
(714) 545-0100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 30, 2005, Valeant Pharmaceuticals North America (the “Company”), a wholly owned subsidiary of Valeant Pharmaceuticals International, completed its previously announced acquisition of the United States and Canadian rights to the hepatitis C drug Infergen® (interferon alfacon-1) from InterMune, Inc. (“InterMune”). Infergen® (interferon alfacon-1) is indicated as monotherapy for the treatment of hepatitis C viral infections in patients with compensated liver disease who tolerated previous interferon therapy and did not respond or relapsed following discontinuation of treatment. The Company paid the purchase price of $113.5 million in cash at closing. The Company has also agreed to make subsequent milestone and other payments of up to $22.5 million to InterMune. The Company also acquired $6.5 million in inventory from InterMune.
The foregoing summary of the material terms of the product purchase agreement referred to above is qualified in its entirety by reference to the text of that agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statement of Business Acquired
          The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.
     (b) Pro Forma Financial Information
          The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.
     (d) Exhibits
2.1	*Product Purchase Agreement, dated as of November 28, 2005, by and between Valeant Pharmaceuticals North America and InterMune, Inc.
*Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.
The exhibits and schedules to the Product Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit to the Product Purchase Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2006	VALEANT PHARMACEUTICALS INTERNATIONAL
	By:	/s/ Eileen C. Pruette
Eileen C. Pruette
Executive Vice President, General Counsel

INDEX TO EXHIBITS
2.1	*Product Purchase Agreement, dated as of November 28, 2005, by and between Valeant Pharmaceuticals North America and InterMune, Inc.
*Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.
The exhibits and schedules to the Product Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit to the Product Purchase Agreement.